SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-COMMONWEALTH TEL ENT

                    GAMCO INVESTORS, INC.
                                 6/04/01            6,000            34.6500
                                 6/04/01           37,000            34.6768
                                 6/04/01            2,000            34.6575
                                 6/01/01           10,000            34.9050
                                 6/01/01            2,300            34.8478
                                 6/01/01              500            34.6000
                                 6/01/01              500            34.8000
                                 5/31/01            1,200            34.7292
                                 5/23/01            1,500-           34.8833
                                 5/23/01            1,500            34.8500
                                 5/23/01            4,500            34.8833
                                 5/21/01            1,000            35.6000
                                 5/18/01            2,000            35.3300
                                 5/14/01            1,000            34.9600
                                 5/14/01            2,000            34.9200
                                 5/10/01            3,000            34.5700
                                 5/04/01              300            35.2600
                                 5/03/01            1,000            34.6580
                                 4/30/01            3,300            33.7879
                                 4/27/01            1,000            32.3400
                                 4/27/01            1,000            32.6450
                                 4/25/01              300            32.8600
                                 4/25/01            3,000            32.7280
                                 4/25/01            6,100            31.6080
                                 4/25/01              300            32.7500
                                 4/24/01              100-           30.3100
                                 4/24/01            2,000            31.2675
                                 4/23/01              400-             *DO
                                 4/12/01            1,000            30.9500
                                 4/11/01            5,000            29.9616
                                 4/06/01            1,000            31.0000
                     GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 5/17/01            3,000            35.5897
                         GABELLI UTILITY TRUST
                                 4/26/01            5,000            32.5010


    (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- COMMONWEALTH TEL CLB

                    GAMCO INVESTORS, INC.
                                 5/25/01              600            36.8000
                                 5/22/01              600            36.2500
                                 5/21/01              200            36.2500
                                 5/01/01            1,000            34.9500
                                 4/30/01              100            36.0500
                                 4/27/01              300            35.7833
                                 4/16/01            1,500            34.2500
                                 4/10/01              300            33.0000


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.